STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-2

Distribution Number	15
Beginning Date of Accrual Period	20-Dec-02
End Date of Accrual Period	20-Jan-03
Distribution Date	21-Jan-03
Previous Distribution Date	20-Dec-02

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements	25,121,690.08
Principal Collections	20,191,380.03
Interest Collections (net of servicing fee)	4,706,188.74
Servicing Fee	224,121.31
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	25,121,690.08
Interest Paid to Certificates	651,710.46
Principal Paid to Certificates	20,636,148.15
Equity Certificate	3,609,710.16
Servicing Fee	224,121.31

Balance Reconciliation

Begin Principal Balance	537,891,145.34
Principal Collections (including repurchases)	20,191,380.03
Charge off Amount	444,768.12
End Principal Balance	517,254,997.19

Collateral Performance
Cash Yield (% of beginning balance)	11.00%
Charge off Amount (% of beginning balance)	0.99%
Net Yield	10.01%

Delinquent Loans
30-59 days principal balance of loan	17,546,594.21
30-59 days number of loans	180
60-89 days principal balance of loan	3,139,706.90
60-89 days number of loans	42
90+ days principal balance of loan	14,868,781.30
90+ days number of loans	155

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	6,187
Number of HEL outstanding (EOP)	5,989
Number of Loans that went into REO	9
Principal Balance of Loans that went into REO	1,599,734.05

Overcollateralization
Begin OC Amount	142,530,364.61
OC Release Amount	0.00
Extra Principal Distribution	-
End OC Amount	142,530,364.61

Target OC Amount	142,530,364.62
Interim OC Amount	142,530,364.62
Interim OC Deficiency	-

Monthly Excess Cashflow	3,609,710.16

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance	49.66%

Interest Calculations
1 month LIBOR	1.42000%
Class A Formula Rate (1-mo. Libor plus 37bps)	1.79000%
Class A Pass-Through Rate	1.79000%
Class M Formula Rate (1-mo. Libor plus 95bps)	2.37000%
Class M Pass-Through Rate	2.37000%
Available Funds Cap	9.97144%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	28.181893
2. Principal Distribution per $1,000	27.348222
3. Interest Distribution per $1,000	0.833671

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.79000%
2. Days in Accrual Period	32

3. Class A Interest Due	559,167.98
4. Class A Interest Paid	559,167.98
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	351,432,387.24
2. Class A Principal Due	18,343,273.18
3. Class A Principal Paid	18,343,273.18
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	333,089,114.06

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP	0.4966069
8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.6439553

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	28.452021
2. Principal Distribution per $1,000	27.348222
3. Interest Distribution per $1,000	1.103799

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.37000%
2. Days in Accrual Period	32

3. Class M Interest Due	92,542.48
4. Class M Interest Paid	92,542.48
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	43,928,393.48
2. Class M Principal Due	2,292,874.97
3. Class M Principal Paid	2,292,874.97
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	41,635,518.51

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP	0.4966069
8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.0804932